                                                                Exhibit 10.02


                         DIRECTED ENGINEERING AGREEMENT


This agreement is made as of May 3rd, 1999 by and between Asymetrix Learning Systems, Inc. ("Asymetrix") and APEX Online Learning, Inc. ("APEX"). The purpose of this Agreement is to set forth the terms under which Asymetrix will, for the consideration herein, make certain enhancements to its Librarian product. Asymetrix and APEX hereby agree as follows:

1.   CREATION OF ENHANCEMENTS

Asymetrix will modify the commercially available version of its Asymetrix Librarian learning management system to include additional functionality (the "Enhancements") as described in Exhibits A and B. Asymetrix will retain sufficient qualified engineering personnel to complete Enhancements within the agreed-upon schedule.

2.   OWNERSHIP AND INTELLECTUAL PROPERTY

APEX acknowledges and agrees that the creation of the Enhancements is NOT a work for hire and all rights in and to the Enhancements, including any intellectual property rights therein, shall remain the sole and exclusive property of Asymetrix. APEX acknowledges and agrees that Asymetrix is the exclusive owner of all copyrights and all other proprietary rights in the Enhancements regardless of any payments to Asymetrix hereunder, and acknowledges that the Enhancements may be included in future versions of Librarian. To the extent that APEX may acquire any rights in the Enhancements, APEX hereby assigns such rights to Asymetrix. This Agreement is limited to the development of the Enhancements. Any licenses to use, duplicate, distribute, market, sublicense or sell the Enhancements or Librarian will be contained in a separate agreement.

3.   COMPENSATION

In consideration of the creation of the Enhancements, APEX shall pay Asymetrix $140,000.00, which shall be payable in non-refundable installments as follows:


PAYMENT AMOUNT               DATE
----------------            ------------------------------------------

$40,000.00                   May 15, 1999
----------------            ------------------------------------------
$50,000.00                   June 15, 1999
----------------            ------------------------------------------
$50,000.00                   Upon APEX acceptance of Gold Release.
----------------            ------------------------------------------



4.   WARRANTY AND LIMITATIONS

Asymetrix warrants that the Enhancements will conform to the agreed upon specifications. Asymetrix disclaims any implied warranties of merchantability, fitness for a particular purpose, title and non-infringement. Neither party shall be liable for consequential, incidental, special or exemplary damages, even if apprised of the likelihood of such damages occurring. In no event shall the liability of either party relating to this Agreement or the enhancements exceed the total amount payable to Asymetrix hereunder.


ASYMETRIX LEARNING SYSTEMS, INC.          APEX ONLINE LEARNING, INC.

By:      /s/ Norman L. Gilinsky            By:       /s/ David Gedye
     -------------------------------            --------------------------
Name:  Norman L. Gilinsky                  Name:  David Gedye
      ------------------------------            --------------------------
Title:   Program Manager                   Title:    V.P. Engineering
       -----------------------------              ------------------------



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


EXHIBIT A

INTRODUCTION

This exhibit details the deliverables, delivery schedule, and pricing for the Enhancements to Asymetrix Librarian that are to be delivered for APEX Online Learning. These Enhancements meet specific needs for fall 1999 and spring 2000 as described in the APEX '99 Librarian Requests specification (available from either party). Asymetrix will develop for APEX only those enhancements described in the APEX '99 Librarian Requests specification that are listed below. More details are available in the APEX '99 Librarian Implementation Matrix (Exhibit B).

APEX STUDENT EXPERIENCE

Asymetrix will provide APEX with the following functionality so that APEX students can conduct Librarian-managed activities without using the APEX Course Manager applet (termed the "Student Program" in Asymetrix Librarian):

- An API to return true or false to indicate whether a student has one or more files available for download.
         NOTE APEX will need to create any download-available indicator in the student user interface.

- The ability to use the Librarian Retrieve applet independently of the APEX Course Manager applet for the purpose of retrieving files. When run, the applet will contain a list of the files that are available for the student to download.
         NOTE The convention used to name files in the Retrieve applet will be the same as that currently in use.

- An API to launch and run a selected activity appropriately, without requiring the use of the Course Manager applet. Asymetrix will provide the following logic:
         - If there is no attempt, create an attempt, and then start the activity.
         -  If there is an incomplete attempt, resume the activity.
         -  If there is a completed attempt, review the activity.
         NOTE Asymetrix assumes that APEX will continue to allow the student only one attempt per activity, as it does currently.

- If needed, information to help APEX call the Librarian login API directly (as opposed to using the Librarian login applet) to allow students to log into Librarian and be taken to the APEX course chooser page from which they can launch desired activities.

APEX INSTRUCTOR EXPERIENCE

Asymetrix will provide APEX with the following functionality so that APEX instructors can conduct Librarian-managed activities without using the standard Librarian administrative interface:

- APIs to return true or false to indicate whether one or more files are available for download or upload for a specified section ("organization" in Librarian given that the user logged in has the evaluator role. This feature will distinguish between uploads pending and downloads pending. NOTE APEX will need to create any download- or upload- available indicators in the Grade Book UI.

- The ability to use the Librarian Transfers applet independently of the Librarian administrative interface for purposes of retrieving student-submitted files from the Librarian server ("downloading") and for purposes of transferring instructor-created files to the Librarian server ("uploading"). When launched, the applet will present the list of student-submitted files that are available for downloading by the instructor, contingent on precise filtering criteria described in Exhibit B.
         NOTE The convention used to name files in the Transfers applet will be the same as that currently in use.



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


- Two APIs to allow instructors to add evaluations for activities without using the Librarian interface:

         (i)      to create an attempt
         (ii) to add, or correct an evaluation. Correcting will create a new evaluation for the activity.

APEX ADMINISTRATOR EXPERIENCE

Asymetrix will provide APEX with consulting help on a time-available basis to assist in planning their implementation of a utility for submitting FAX files on behalf of the student. This help will be provided at the consulting rate described in the pricing detail.

SCHEDULE


------------------------------------------------------------------------------------
                DATE                                               MILESTONE
------------------------------------------------------------------------------------
June 1, 1999 - June 30, 1999          -    Asymetrix begins delivering interim
                                           (untested or partially tested) builds
                                           of the Librarian software
                                           enhancements from time to time.  Not
                                           all components are in place during
                                           this phase.

                                      -    Testing begins June 1 and continues
                                           throughout this period.
------------------------------------------------------------------------------------
July 1, 1999                          -    Asymetrix delivers beta (release
                                           candidate) build of the Librarian
                                           software enhancements.  All
                                           components are in place.

                                      -    Testing reveals no known bugs.  RC
                                           testing pass begins and continues
                                           until July 15.
------------------------------------------------------------------------------------
July 15, 1999                         -    Asymetrix delivers final (gold) build
                                           of the Librarian software
                                           enhancements.  All components are in
                                           place.  Testing is complete.
------------------------------------------------------------------------------------



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


PRICING DETAIL


                                 FEATURE                                           APPROX.       PRICE
                                                                                 PERCENT OF
                                                                                    TOTAL
----------------------------------------------------------------------------------------------------------

API to determine if files are available for download to the student                   15       $ 21,000.00
----------------------------------------------------------------------------------------------------------
Ability to use the Retrieve applet outside of the Course Manager                      25       $ 35,000.00
applet, listing files available for download.
Note:  The Retrieve applet shares some characteristics with the
Transfers applet that instructors will use.  Nonetheless, populating the Retrieve applet with data is a different process than populating the Transfers applet.  Equally significant, testing the two applets is a substantial undertaking and requires treating the Retrieve and
Transfers applets separately.
----------------------------------------------------------------------------------------------------------
Ability to run an activity from outside of the Course Manager applet                   5       $  7,000.00
in the appropriate mode.
----------------------------------------------------------------------------------------------------------
If needed, provide information on how to call the Librarian                           --              N.C.
client-side Java API to implement Librarian API-based login to the
APEX course chooser without using the Librarian login applet.
----------------------------------------------------------------------------------------------------------
API to determine if files are pending download to the instructor or                   15       $ 21,000.00
upload to the Librarian server.  API to allow APEX to distinguish between pending uploads and pending downloads.
----------------------------------------------------------------------------------------------------------
Ability to use the Transfers applet outside of the Librarian                          25       $ 35,000.00
administrative interface for purposes of retrieving student-submitted files from the Librarian server ("downloading") and for purposes of transferring instructor-created files to the Librarian server
("uploading").  Automatically create list of files available for download.
Note:  The Transfers applet shares some characteristics with the
Retrieve applet that students will use.  Nonetheless, populating the
Transfers applet with data is a different process than populating the
Retrieve applet.  Equally significant, testing the two applets is a substantial undertaking and requires treating the Transfers and
Retrieve applets separately.
----------------------------------------------------------------------------------------------------------
Provide two APIs to allow instructors to add evaluations for                          15       $ 21,000.00
activities without using the Librarian administrative interface.
----------------------------------------------------------------------------------------------------------
                                                  TOTAL PRICE FOR ABOVE             100%       $140,000.00
                                                                                ==========================

----------------------------------------------------------------------------------------------------------
                                 CONSULTING                                           HOURLY RATE
----------------------------------------------------------------------------------------------------------
Consulting help to be provided on a time-available basis for purposes                              $150.00
for planning implementation of a utility for submitting FAX files on behalf of the student.
----------------------------------------------------------------------------------------------------------



PRICING NOTE: Testing by Asymetrix of this work will be at the same level as any of their other product releases. The cost of this testing is accounted for in the above prices and does not constitute an additional charge. The project management time of Norm Gilinsky required to manage the development / testing / and delivery of these features is built in to the above prices and does not constitute an extra charge.



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